UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 3, 2005

BRONCO ENERGY FUND, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-29541	86-0972709
State or other jurisdiction Of incorporation	Commission File Number	IRS Employer Identification Number

2920 North Swan Road, Suite 206, Tucson, AZ 85712

(Address of principal executive offices) (Zip Code)

Registrant's telephone number including area code: (866) 305-0485.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act

(17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

(17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;

APPOINTMENT OF PRINCIPAL OFFICERS.

Robert Hipple resigned from the Board of Directors on August 3, 2005 and George Gregor resigned from the Board of Directors effective on August 15, 2005, to pursue other business activities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 18, 2005 BRONCO ENERGY FUND, INC. By /s/ Dan Baker ------------------------------------ Dan Baker, Chief Executive Officer